UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2024

POPULAR, INC.

(Exact name of registrant as specified in its charter)

Puerto Rico	001-34084	66-0667416
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

209 Muñoz Rivera Avenue Hato Rey, Puerto Rico	00918
(Address of principal executive offices)	(Zip code)

(787) 765-9800

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	BPOP	The NASDAQ Stock Market
6.125% Cumulative Monthly Income Trust Preferred Securities	BPOPM	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 9, 2024, the Board of Directors of Popular, Inc. (“Popular” or the “Corporation”) appointed Javier D. Ferrer as President of Popular, in addition to his current role as Chief Operating Officer (“COO”). Mr. Ferrer was also appointed as President of the Corporation’s bank holding company subsidiary, Popular North America, Inc. (“PNA”) and of the Corporation’s two banking subsidiaries, Banco Popular de Puerto Rico (“BPPR”) and Popular Bank (“PB”). As President and COO, Mr. Ferrer will continue to report directly to Ignacio Alvarez, the Chief Executive Officer (“CEO”) of each of Popular, PNA, BPPR and PB.

Mr. Ferrer, age 62, has served, since January 2022, as Executive Vice President, COO and Head of Business Strategy of Popular; Executive Vice President, COO and Head of Business Strategy of PNA; Senior Executive Vice President, COO and Head of Business Strategy of BPPR and Senior Executive Vice President and Head of Business Strategy of PB. From October 2014 to January 2022, Mr. Ferrer served as Executive Vice President, Chief Legal Officer and General Counsel of the Corporation, PNA, BPPR and PB. He further served as Secretary of the Corporation, PNA, BPPR and PB from October 2014 to May 2024. Mr. Ferrer has also been a member of the Board of Directors of BPPR since March 2015 and a member of its Trust Committee since September 2019 and a member of the Board of Directors of PB since April 2024.

Before joining Popular, Mr. Ferrer was a founding partner of Pietrantoni Méndez & Alvarez LLC, a Puerto Rico based law firm, where he worked from September 1992 to December 2012 and from August 2013 to September 2014. From January 2013 to July 2013, Mr. Ferrer served as President of the Government Development Bank for Puerto Rico and Vice Chairman of its Board of Directors, as well as Chairman of the Economic Development Bank for Puerto Rico. Mr. Ferrer received a B.A. from Harvard College and a J.D. from Boston College Law School.

In his role as President and COO of the Corporation, Mr. Ferrer will continue to oversee all business units in Puerto Rico, the mainland United States and the Virgin Islands, as well as to direct the Corporation’s strategic planning and data and analytics functions.

There are no arrangements or understandings between Mr. Ferrer and any other person pursuant to which Mr. Ferrer was selected to serve as President. There are no family relationships between Mr. Ferrer and any director or executive officer of the Corporation. BPPR, the Corporation’s Puerto Rico-based banking subsidiary, has several outstanding loan transactions with Mr. Ferrer, his immediate family and entities controlled by them that were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing for comparable loan transactions with third parties, and did not involve and do not currently involve more than normal risks of collection or present other unfavorable features.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 9, 2024, the Board of Directors (the “Board”) of the Corporation approved and adopted the Corporation’s amended and restated by-laws (the “Restated By-laws”), which became effective immediately. The Restated By-laws include amendments to provide that the Board may appoint a Chief Executive Officer, whose office may be separate and distinct from the office of the President, and who shall have and may exercise such powers and duties as pertain to such office, or as from time to time may be conferred upon, or assigned to, such person by the Board. The Restated By-laws also implement certain other technical and conforming changes.

The foregoing description of the changes implemented by the Restated By-laws does not purport to be complete and is qualified in its entirety by reference to the Restated By-laws that are attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Corporation held its Annual Meeting of Shareholders on May 9, 2024. At the Annual Meeting, the Corporation’s shareholders voted on the following three proposals and cast their votes as described below:

Proposal 1 – Election of Directors

Elected the following thirteen individuals to serve as directors for a one-year term until the Annual Meeting of Shareholders to be held in 2025 or until their successors are duly elected and qualified:

	For	Against	Abstain	Broker Non-Vote
Ignacio Alvarez	60,889,221	682,966	211,741	4,001,521
Alejandro M. Ballester	60,114,155	1,420,979	248,794	4,001,521
Robert Carrady	60,755,463	773,707	254,758	4,001,521
Richard L. Carrión	60,449,750	1,111,700	222,478	4,001,521
Bertil E. Chappuis	61,431,791	43,550	308,587	4,001,521
Betty DeVita	61,155,841	375,575	252,512	4,001,521
John W. Diercksen	60,630,404	897,799	255,725	4,001,521
María Luisa Ferré Rangel	60,051,182	1,517,504	215,242	4,001,521
C. Kim Goodwin	60,367,271	1,197,092	219,565	4,001,521
José R. Rodríguez	61,141,349	307,958	334,621	4,001,521
Alejandro M. Sánchez	61,130,393	396,281	257,254	4,001,521
Myrna M. Soto	60,327,545	1,180,362	276,021	4,001,521
Carlos A. Unanue	60,384,002	1,171,243	228,683	4,001,521

Proposal 2 – Advisory Vote to Approve Executive Compensation (“Say-on-Pay”)

Approved, on an advisory basis, the compensation of the Corporation’s Named Executive Officers.

For	Against	Abstained	Broker Non-Votes
59,056,767	2,341,815	385,346	4,001,521

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

Ratified the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for 2024.

For	Against	Abstained	Broker Non-Votes
64,033,165	1,430,919	321,365

Item 7.01.	Regulation FD Disclosure.

On May 10, 2024, the Corporation issued a press release in connection with the matters described in Item 5.02 of this Current Report on Form 8-K.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

3.1	Amended and Restated By-laws of Popular, Inc. as of May 9, 2024.

99.1	Press release dated May 10, 2024.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC. (Registrant)

Date: May 10, 2024	By:	/s/ José R. Coleman Tió
José R. Coleman Tió
Executive Vice President and Chief Legal Officer